3Q05 Earnings Conference Call November 3, 2005 Exhibit 99.2
Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2005 earnings conference call, held on November 3, 2005 at 4:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’ s completion by calling 1-800-642-1687 and entering conference ID# 9828910.
Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this conference call.  Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; effects of weather conditions and natural disasters on the Company’ s operating facilities and on product supply and demand; changes in refining, marketing, and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications; availability and pricing of oxygenates; phase-outs or restrictions on the use of MTBE; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s or a third party’s operating facilities; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions, execute them under favorable terms and integrate them into the
Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to plant construction, improvements, or repairs and the issuance of applicable permits; non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts  and international hostilities; and changes in the status of, or initiation of, new litigation and/or arbitration proceedings.  These and other applicable risks and uncertainties have been described more fully in Sunoco's Third Quarter 2005 Form 10-Q filed with the Securities and Exchange
Commission on November 3, 2005. Other factors not discussed herein also could materially and adversely affect
Sunoco’s business prospects and/or performance.  All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.
1

3Q05 Summary
Income excluding special items of $357 MM ($2.60/share)
Significant impact of storm-related disruptions on the industry . . .
minimal impact to Sunoco operating facilities
Record Refining & Supply operating performance in September . . .
unscheduled downtime mid-quarter reduced net production by
approximately 3.1 MMB
Special items include loss on arbitration concerning phenol
pricing
Share repurchase of $36 MM in 3Q05 and $167 MM through
9/30/05 . . . Net debt-to-capital (per revolving credit agreement) of
22% at 9/30/05
Expect Refining & Supply capital expenditures of approximately
$1.8 billion over 2006-2008…will discuss in more detail at Investor
Meeting in Philadelphia on Tuesday, December 6, 2005
2

Earnings Profile
3Q05 3Q04
2Q05
Net Income, MM$:
   Refining & Supply 341   89 252 212 129
   Retail Marketing     6   22   (16)     7     (1)
   Chemicals   23   30     (7)   30     (7)
   Logistics     7     9     (2)     9     (2)
   Coke   15   12     3   13     2
   Corporate    (25)   (15)   (10)   (16)     (9)
   Net Financing   (10)   (19)     9   (13)     3
      Income Before Special Items 357 128 229 242 115
         Special Items   (28)   (24)     (4)     -   (28)
      Net Income 329 104 225 242   87
EPS (Diluted) Before Special Items  2.60 0.85 1.75 1.75 0.85
EPS (Diluted), Net Income 2.39 0.69 1.70 1.75 0.64
3

3Q05 Summary
Key variances vs. 3Q04:
Higher refining margins and 3.1 MMB more net production
Lower net financing expenses
Lower retail gasoline margins
Higher expenses, including fuel and stock-based incentive
compensation
Key variances vs. 2Q05:
Higher refining margins and lower net financing expenses
Lower R&S net production (2.4MMB), lower chemical margins
Higher expenses, particularly fuel and stock-based incentive compensation
4

Earnings Profile: Nine Months
5
9M05 9M04
Net Income, MM$:
Refining & Supply 661 406 255
Retail Marketing 5 38 (33)
Chemicals 86 54 32
Logistics 19 26 (7)
Coke 38 30 8
Corporate (57) (40) (17)
Net Financing (37) (63) 26
Income Before Special Items 715 451 264
Special Items (28) (24) (4)
Net Income 687 427 260
EPS (Diluted) Before Special Items 5.17 2.97 2.20
EPS (Diluted), Net Income 4.97 2.81 2.16
Avg. Shares O/S, MM (diluted) 138 152 (14)

3Q05 Earnings Highlights
Refining & Supply earnings of $341 MM
96% crude unit utilization for 3Q05 . . . Impacted by
unscheduled downtime at Philadelphia and Toledo
refineries mid-quarter . . . September record monthly crude
throughput and energy efficiency…record gasoline
production in Northeast Refining
Increased high-acid crude runs to approximately
72,000/BPD
Strong margins on premium fuel products but weaker
refinery chemicals margins
6

Refining & Supply – Margins, $/B
7
3Q05 3Q04
2Q05
Northeast Refining:
   6-3-2-1 Benchmark 11.23 4.58 6.65 6.06 5.17
      Crude Differential   (0.09) (1.43) 1.34 0.15 (0.24)
      Product Differential   (0.62) 1.94 (2.56) 1.34 (1.96)
   Realized Margin 10.52 5.09 5.43 7.55 2.97
MidContinent Refining:
   3-2-1 Benchmark 16.03 6.91 9.12 9.94 6.09
      Crude Differential   (0.17) (0.42) 0.25 (0.36) 0.19
      Product Differential   (4.26) (0.13) (4.13) (0.78) (3.48)
   Realized Margin 11.60 6.36 5.24 8.80 2.80

3Q05 Earnings Highlights
Retail Marketing earnings of $6 MM . . . approximately
break-even post-Katrina
Total quarterly fuel volumes up slightly from 3Q04
Average retail gasoline margins of 7.7 cpg for 3Q05
8

Retail Marketing

3Q05 3Q04 2Q05
Sales (MMgal):
   Gasoline 1,195 1,200 (5) 1,167 28
   Middle Distillates    165    155 10    161   4
      Total 1,360 1,355 5 1,328 32
Gasoline Margin (cpg) 7.7 10.1 (2.4) 7.9 (0.2)
Distillate Margin (cpg) 8.8   6.2 2.6 7.9 0.9
Throughput per co-owned / leased site
   (M Gal/Mo)
143 137 6 139   4
Merchandise Sales
   (M$/Store/Mo)
  84   78 6   81   3
Merchandise Margin
   (% of Sales)
  29   26 3   29   0
9

3Q05 Earnings Highlights
Chemicals earnings of $23 MM . . . estimated impact of
hurricane-related losses of $4MM (after tax)
Vs. 2Q05: lower margins for Bisphenol-A and Propylene
supply contract with Equistar
Phenol arbitration loss reflected as special item . . . $46 MM after-tax charge for period June, 2003 to April, 2005 . . .
Sunoco contesting findings of liability and determination of damages
10

Sunoco Chemicals
3Q05 3Q04 2Q05
Margin (cp#)
    Phenol / Related 10.7   9.3 1.4 12.8 (2.1)
    Polypropylene 12.7 14.8 (2.1) 13.2 (0.5)
       All Products  11.5 11.4 0.1 12.8 (1.3)
Sales Volume (MM#)
    Phenol / Related    662   684 (22)    617 45
    Polypropylene   590    561 29    583   7
    Other       20      48 (28)      16   4
Total Volume 1,272 1,293 (21) 1,216 56
11

North American Merchant Polypropylene
Selling Price: Townsend (blended price)
Propylene Price: CMAI (40% refinery grade, 60% polymer grade less 8% discount)
1H04 2H04 1H05
Selling Price vs Raw Material Cost, cpp
2H05
12
15
20
25
30
35
40
45
50
55
60
65
Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05
Selling Price Propylene Acquisition

20
25
30
35
40
45
50
55
60
65
70
Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05
Phenol Price Cumene Price
North American Merchant Phenol
Selling Price vs Raw Material Cost, cpp
Phenol Price = Blend of CMAI Wtd Avg Phenol and Cumene Based Formula Price
Cumene Price = CMAI Formula Price + 1.75 cpp for freight, storage and natural gas adder
1H04 2H04
1H05
2H05
13

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003   5.8    136 23.36
2004 15.9    568 35.68
9M05   3.2    167 52.30
   Total 56.7 1,407 24.80
14

Sunoco Shares Outstanding*
179.7
169.7
151.1
152.9
150.8
138.7
136.1
100
120
140
160
180
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 9/30/05
15
24% Reduction Since 12/31/99
*Restated to reflect August 1, 2005 stock split

09/30/05
06/30/05
12/31/04
Net Debt *    679 1,061 1,088
SXL ** Minority Interest    398    337    232
Shareholders' Equity 2,062 1,802 1,607
Total Capital 3,139 3,200 2,927
Net Debt / Capital (%) 22 33 37
Debt / Cap Ratio – Revolver Covenant, MM$
16
*  Net of cash, includes debt guarantees
** Sunoco Logistics Partners L.P. (NYSE: SXL)

For More Information 17 Press releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 John Sadlowski (215) 977-6764